Exhibit 99.2

TXCO's IPAA - San Francisco Oil and Gas Investment Symposium West Presentation Outline

Slide 1 - Multi-Play, Multi-Pay in the Maverick Basin IPAA - San Francisco, Oil and Gas Investment Symposium West, October 2003 Mr. Roberto R. Thomae, VP- Capital Markets

Slide 2 - Corporate Information
- Corporate Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contacts: Roberto R. Thomae, VP-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2002, and its Form 10-Q for the quarter ended March 31, 2003, and June 30, 2003. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Nasdaq Smallcap - TXCO
- Common Shares - 22.1 million
- Preferred Shares - 16,000
- Founded - 1979
- Headquarters - San Antonio, Texas

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 4 - TXCO Capitalization

-  Market Cap - $106.9 million at September 30
-  $25 million reserve-based revolving credit facility at June 30:
    -  Borrowing base - $14 million
    -  Outstanding - $14 million
-  $16 million in redeemable preferred stock issued in August

Slide 5 - TXCO Operational Snapshot
- Leasehold: 572,000 Gross Acres
- Maverick Basin - 480,000 acres (420,300 net)
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin - 92,000 acres (87,300 net)
- Reserve Make Up at June 30
- 24.7 Bcfe - 59% Proved Developed
- 59% Gas - 14.5 Bcf
- 41% Oil - 1,700 MBbls
- PV-10 - $51.4 million - Price deck: $25.25/bbl oil, $5.24/MMBtu gas
- Net Daily Production
- 17.9 MMcfe at June 30 - Up 27% from YE 2002
- 98% from Maverick Basin
- 63% Oil - 1,886 BOPD
- 37% Gas - 6.6 MMcfd
- Forward-sales - $4.45/MMBtu for 2,700 MMbtu/day

Slide 6 - 2003 Estimated Drilling/Development CAPEX

Pie chart showing percentages and number of wells for five focus areas, as follows:
     Glen Rose Porosity - 26 wells, 30% of budget; Georgetown - 25 wells, 26% of budget; Glen Rose      Shoal - 17 wells, 23% of budget; Pena Creek - 15 wells, 15% of budget; and, Escondido - 10 wells,      6% of budget.

- Budget: $26.4 million
- 93 Initial proposed wells

Slide 7 - 2003 Record CAPEX Budget
Pie chart showing components of the 2003 Capital Expenditures budget as a % of the total budget, as    follows: Drilling & Development - 74%; Lease Acquisitions - 13%; 3-D Seismic Acquisitions - 11%;
   Infrastructure - 2%.

- 2003 Estimated - $33.1 million - 1st Half Actual - $19.9 million
2H03 Goals: - Budgeted Capital Allocations - Drill bit $11.5 million - Seismic 3.5 million - TOTAL $15.0 million - Planned Wells - New drilling 42 - Re-entries 10 - TOTAL 52

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 8 - TXCO's Growth Strategy
Increase Shareholder Value Through:
- Focused Exploration Efforts
- Extensive Exploitation Opportunities
- Accumulate Large Leasehold Positions In Core Area
- Operate Whenever Possible - More Than 85%
- 3-D Seismic/Horizontal Drilling To Cut Risk
- Grow with the Drillbit
- 5 Rigs Running, 1 Moving In - Revised Projection: 80 to 90 Wells for 2003 - 60 Wells Through September - 37 for All of 2002

Slide 9 - TXCO Focus Area
Map of Western United States of America with inset map focusing in on TXCO's lease area and indicating a 50-mile span
-     Maverick Basin 480,000 Acres
-     TXCO's large, concentrated acreage position provides many opportunities:
      -  Exploration
      -  Idea Generation
      -  Developmental Drilling
      -  Exploitation
      -  Farm-Outs

Slide 10 - Maverick Basin Acreage Growth
Lease location map shown.
-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
Table indicating the acreage held by year as follows: 1997 - 56,400; 1998 - 65,200;
  1999 - 115,000; 2000 - 365,000; 2001 - 372,000; 2002 - 409,000; and 2003 - 480,000.

Slide 11 - TXCO Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and Delivery point.
-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput at 50% of capacity
-     Added compression could boost capacity to 100 MMcfd

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 12 - Maverick Basin Potential: Prospect Rich
 Drawing showing geologic formations.
-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 3,000' +/-
-     Glen Rose Porosity 5,000' +/-
-     Glen Rose Shoal/Reef 6,000' +/-
-     Jurassic Formation 16,000' +/-
Historically, Maverick Basin has 20+ productive zones

Slide 13 - 2003 Reserve Exposure Risk Mix
Pie chart showing Risk components of the 2003 drilling as a % of the drilling program.
Low Risk - 25%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal.
Medium Risk - 50%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  25%, Jurassic.

Slide 14 - The Glen Rose Plays
Picture of seismic data labeled as follows: Paloma Lease - Reef/Shoal; Chittim Lease - Reef/Shoal; and, Comanche Lease - Porosity.
-     Prospect Inventory
      -  100+ Prospective wells, 3-D/2-D defined
-     Gross Reserves Targeted
      -  Paloma = 2.5 Bcfe/well
      -  Comanche = 100 to 400 MBbls
-     Estimated Drilling and Completion Costs
      -  Paloma/Chittim: Vertical - $450,000; Horizontal - $750,000
      -  Comanche:  Vertical - $750,000; Horizontal - $900,000 to $1.1 million

Slide 15 - Glen Rose: Three Plays in One Drawing showing geologic formations and labeling the porosity interval, shoal and reef components, with inset indicating location of the formations.

Slide 16 - Glen Rose Porosity Interval. . .
Picture of 3-D seismic data for 850-acre initial prospect with location of discovery well marked and an inset map indicating the site location within the lease holdings.
-     Discovery Well - February 2002
      -  Initial 850-Acre Feature
      -  Original Estimate: 60-75 MMBbls in Place

Slide 17 - Glen Rose Porosity Grows . . .
Picture of 3-D seismic data for 6-square-mile prospect with location of discovery well marked.
-     Drilling and Seismic - YE 2002
      -  14 Wells Drilled
      -  6-Square-Mile Feature Identified
      -  Original 850 Acres Estimated At 100+ MMBbls in Place

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 18 - . . . and Grows
Picture of 3-D seismic data, incorporating new 3-D seismic data, for over 20-square-mile prospect with location of discovery well, 2003 drilled/proposed wells, 2002 wells and horizontal wells marked; and arrows indicating the span of the prospect - 22 miles by 5 miles.
-     Ongoing Drilling - 2003
      -  28 Wells to Date
      -  Over 20 Square Miles Identified
      -  ??? MMBbls in Place

Slide 19 - Horizontal Wells Reduce Water Cut From Glen Rose Porosity
Drawing of horizontal wellbore technique to avoid the fresh water zone and a vertical exploratory well.
-     Comanche fracture pattern may control the reservoir's flow capacity.
-     Horizontal development wells boost oil recovery, reduce water production through faults.

Slide 20 - Glen Rose Porosity Status
-     Fresh Water - Surface Discharge Permit Cuts Disposal Costs
-     40-degree API Gravity, No Associated Gas
-     26 New Wells in 2003 CAPEX - 14 to Date
       -  6 horizontal wells on production
       -  8 vertical wells - 2 on production; 3 in completion; 2 drilling; 2 re-completed to Georgetown
-     Targeted Payout Less Than 60 Days
-     Primary Recovery Factor Appears Low

Slide 21 - Horizontal Glen Rose Shoal Play
Drawing of geologic formations showing horizontal well, and reef and shoal formations; and inset location map for Chittim E. (Rodessa 5300) Field.
-     100% success rate on first 17 of 24 planned horizontal wells
Horizontal wells maximize gas production

Slide 22 - Georgetown Fault Play: 3-D Seismic
Pictures of seismic for Georgetown Fault Play for the Burr/Saner Leases and Comanche and Pena Creek Leases marking the Georgetown Fault System and the Vivian well.
-Vivian 1-687 - Scheduled for October production; Absolute open flow of 26 MMcfd; TXCO - 50% WI.

Slide 23 - Georgetown Fault Play
Drawing of geologic formations for Georgetown showing deviated wells.
-     Deviated wells tap single fault
-     Horizontal wells cross multiple faults
High-density faulting offers multi-well potential per section across a large acreage block.

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 24 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.
-     250,000+ acre lease block
-     36 wells dewatering
-     Saturated coal has up to 350 scf/ton gas
-     High-volatile bituminous C
-     Typical CBM well: $150,000
-     1 Tcf grow unrisked resource potential

Slide 25 - San Miguel Play: Sacatosa South/Comanche/Pena Creek
Map of leases with location of Sacatosa and Pena Creek fields marked, as well as the Sacatosa San Miguel Sand effective up-dip limit line and oil/water contact line and CBM Pilots, with inset map indicating level of the formations.
-     Sacatosa has produced more than 40 million Bbls for ConocoPhillips on 10-acre spacing.
-     Look-alike Pena Creek has produced less than 9 million Bbls on 40-acre spacing.
-     CBM dewatering offers synergies with Sacatosa South waterflood

Slide 26 - Typical CBM Production Profile for Gas And Water Rates: A 3-Phase Cycle
Time line graph depicting Dewatering, Increasing Production, and Declining Production phases.
-     Gas production starting to rise as dewatering phase continues
-     Olmos/CBM production tracks other successful CBM projects

Slide 27 - Olmos/CBM-San Miguel Synergy
Drawing of geologic formations with overlay of types of wells.
-     1  -  Water and gas are produced from the CBM zone by the CBM Dewatering Well.
             Gas is extracted for processing
-     2  -  Water is injected into the San Miguel formation through an Injection Well.
-     3  -  Oil is forced toward the producing wellbore
-     4  -  Oil produced by CBM water injection process.

Slide 28 - Pena Creek Infill Drilling Under Way
Map of Pena Creek lease area showing producing wells, injection wells and new well locations.
-     95% success rate on first 19 of 23 planned wells.
-     3-D defined locations.
-     Downspacing from 40 to 20 acres, increasing oil recovery.
-     Cost: $250,000/well

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 29 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon - 1956; Shell - 1953;
Conoco - 1977; and Taylor 132-1.
-     Taylor 132-1 Well - Now drilling the previously untested Jurassic formation.
-     First Maverick Basin Jurassic well targeted by 3-D seismic
-     Marine sediments confirmed
-     TD expected in early October
-     No hunting season moratorium

Orally, Mr. Thomae added that the well is nearing total depth and has confirmed marine sediments, good porosities, with good gas shows. We remain optimistic that this will be a good well.

Slide 30 - Deep Jurassic Seismic Picture of seismic showing Glen Rose Reef and Jurassic formations. - TXCO holds Jurassic rights over 300,000+ acres.

Slide 31 - TXCO Financial Snapshot
-  Successful Efforts Accounting
-  Assets Up 11% in 2Q03 - $72 million
-  Debt/Asset Ratio 23.8% at End 2Q03
-  Net Cash Provided in Operating Activities
       - $11.3 million in 1H03
          -   $7.4 million for All of 2002
-     Organic Growth Continues to Accelerate
-     Rolling 3-Year Gross Profit ROI - 173%
-     Rolling 3-Year F&D Drillbit Cost - $1.41/Mcfe

Slide 32 - 2Q03 Revenues Set Record, More Than Double Prior-Year Period Bar chart showing Revenues in millions by quarter for 4Q-99 through 2Q-03, and trendline.

Slide 33 - 2Q03 Production 2nd Highest Ever Bar chart showing production in MMcfe by quarter for 1Q-00 through 2Q-03, and trendline. - 2Q03 output up 31% from 2Q02.

Slide 34 - Oil Production Remains High Line graph showing TXCO's monthly gas/oil production on BOE basis for January 2000 through July 2003, and estimated for August 2003.

Slide 35 - Proved Reserves Continue Growth
Bar chart showing Proved Reserves in Bcfe at year-end for 1998 through 2002, and at end of 1H03, with proportion of gas and oil reserves indicated on each bar, and line emphasizing the growth in oil reserves.
1998 - 6.7; 1999 - 6.4; 2000 - 5.6; 2001 - 12.7; 2002 - 23.5, and 1H03 - 24.7.
-     41% Oil - 59% Gas
-     59% Proved Developed
Oil Converted at 6:1

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 36 - Proved Reserve Mix Changes
Chart showing reserves in Bcfe by formation in layers, for the period from 2000 to 1H03, for: Escondido - gas; San Miguel - oil; Georgetown - Oil; Georgetown - gas; Glen Rose - oil; Glen Rose - gas; Other - oil and gas; and, Williston Basin - oil. The chart shows the significant growth in gas reserves in the Glen Rose formation and the growth in oil reserves from both the Glen Rose and San Miguel formations.

Slide 37 - Drilling Activity Accelerating
Bar chart showing number of wells drilled and success rate by year for 1998 through 2002 and planned wells for 2003.
Wells drilled-1998 - 7; 1999 - 10; 2000 - 25; 2001 - 25; and 2002 - 37; 2003 estimate - 93, with 60 completed in through September.
Annual Success Rate*- 1998 - 86%, 1999 - 100%, 2000 - 63%, 2001 - 81%, 2002 - 97%.
-     TXCO planning to drill more wells this year than in the past 3 years combined.
-     5-year average drilling success rate: 85%
-     * Rate includes annual number of drilled, re-entered, completed and P&A wells, excluding wells in         process at year-end.

Slide 38 - TXCO's Assets Increase As Shareholders' Equity Rises
Two bar charts: The first shows Assets in millions by year for 1998 through 2002.
1998 - $16.3; 1999 - $17.6; 2000 - $29.2; 2001 - $29.8; and 2002 - $53.0.
2001 / 2002 - 78% Increase; and 34% CAGR - 4-year compound annual growth rate.

The second bar chart shows Shareholders' Equity in millions by year for 1998 through 2002.
1998 - $10.6; 1999 - $12.0; 2000 - $23.3; 2001 - $23.1; and 2002 - $37.0.
2001 / 2002 - 60% Increase; and 37% CAGR.

Slide 39 - Conservative Debt/Asset Ratio
Bar chart showing Debt/Asset Ratio by year for 1998 through 2002, and for 1H03.
1998 - 29.7%; 1999 - 9.1%; 2000 - 4.1%; 2001 - 2.9%; 2002 - 13.6%; and 1H03 - 23.8%.
-     Post preferred stock issuance debt ratio in mid-30% range.

Slide 40 - Operating Cash Flows Strong
Bar chart showing Operating Cash Flows in millions by year for 1998 through 2002, and for 1H03.
1998 - $(1.2); 1999 - $3.9; 2000 - $6.5; 2001 - $8.6; 2002 - $7.4; and 1H03 - $11.3
-     1H03 operating cash flows exceeded FY 2002 by 53%.
Operating cash flows are equivalent to net cash provided in operating activities.

Slide 41 - Rolling 3-Year Gross Profit Return On Investment Ratio - Compared
Bar chart showing Return on Investment Ratios by 3-year periods from 1998 through 2002.
Drillbit only - 1998-2000 - 137%, 1999-2001 - 160%; and 2000-2002 - 208%.
All sources   - 1998-2000 - 107%, 1999-2001 - 135%; and 2000-2002 - 173%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

TXCO's Oil and Gas Investment Symposium Presentation Outline

Slide 42 - Peer Comparison: Gross Profit ROI
Bar chart showing Rolling 3-Year Return Rates 2000-2002 for TXCO, 13 of its peers and 3 indices.
-     ticker symbols / indices shown are CWEI, SM, RRC, Mid Cap, CHK, SFY, TBI, POG, DVN, MHR, Small Cap, BEXP, APC, EOG, BR and Large Cap.
       Source: Company data; market cap averages provided by SWS Securities, Inc.

Slide 43 - Rolling 3-Year F&D Drillbit Costs
Bar chart showing Finding & Development costs per Mcfe by 3-year periods from 1998 through 2002.
1998-2000 - $1.52; 1999-2001 - $1.58; and 2000-2002 - $1.41.
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

Slide 44 - Rolling 3-Year Production Replacement Bar chart showing Production Replacement by 3-year periods from 1998 through 2002. 1998-2000 - 132%; 1999-2001 - 168%; and 2000-2002 - 261%.

Slide 45 - Rising 5-Year CAPEX Trend
Bar chart showing Capital Expenditures in millions and major % components by year for 1999 - 2002 and estimated for 2003.  Total - 1999* - $4.2; 2000** - $11.2; 2001 - $17.8; 2002 - $27.3; and estimated 2003 - $33.1.  Wells drilled - 2000** - 77%, 2001 - 73%, 2002 - 52%, and estimated 2003 - 79%.
3-D Seismic  - 2001 - 8%, 2002 - 7%, and estimated 2003 - 6%.  Leases - 2000** - 21%, 2001 - 9%, 2002 - 5%, and estimated 2003 - 13%.  Acquisitions - 2002 - 36%.
-     * Fiscal year ended 8/31
-     ** Calendar year ended 12/31/00, plus four months ended 12/31/99

Slide 46 - Why TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry investors and partners
       -  History of drilling success - 5-year average: 85%
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 47 - Multi-Play, Multi-Pay in the Maverick Basin - IPAA Oil and Gas Symposium West, October 2003 TXCO Nasdaq listed